UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013
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Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)
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Ontario, Canada (State or other jurisdiction of incorporation)	0-31198 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada
(Address of principal executive offices and zip code)

(519) 434-1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of Shareholders of Tribute Pharmaceuticals Canada Inc. (the “Company”) was held on June 20, 2013. At the Annual Meeting, the shareholders voted on the following four (4) proposals and cast their votes as described below.

Proposal 1 — Election of Directors

The following seven (7) individuals were elected as directors, to serve until the 2014 Annual Meeting of Shareholders or their successors are elected and qualified with the following votes:

Name of Director	Votes For	Votes Against	Withhold	Broker Non-Votes
Steven Goldman	29,948,866	-	0	286,850
John Gregory	29,948,866	-	0	286,850
Robert Harris	29,948,866	-	0	286,850
John Kime	29,301,034	-	647,832	286,850
Scott Langille	29,948,866	-	0	286,850
Arnold Tenney	29,730,366	-	218,500	286,850
F. Martin Thrasher	29,948,866	-	0	286,850

Proposal 2 — Ratification of the appointment of McGovern, Hurley, Cunningham LLP

The stockholders ratified and approved the appointment of McGovern, Hurley, Cunningham LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 based on the votes listed below:

Votes For	Votes Against	Withhold	ABroker Non-Votes
30,234,666	-	1,050	-

Proposal 3 — A non-binding, advisory vote to approve the executive compensation of the named executive officers.

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved the executive compensation of the named executive officers based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,003,239	20,000	0	1,212,477

Proposal 4 — A non-binding, advisory vote to determine the frequency of conducting future advisory votes on executive compensation.

Although this vote is non-binding on the Company or the Board of Directors, the stockholders approved a three (3) year frequency of conducting future advisory votes on executive compensation based on the votes listed below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
20,000	650,332	28,159,407	193,500	1,212,477

After considering the preferences expressed at the annual meeting, the Company’s Board of Directors may determine to hold future non-binding, advisory votes on executive compensation every three (3) years, so that the next such vote will be held at its 2016 Annual Meeting of Shareholders.  Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of shareholder votes on the compensation of executives no later than its 2019 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

Date: June 26, 2013	By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer